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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                         ----------------------------

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

              DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                JUNE 14, 2002


                              IPC HOLDINGS, LTD.
            (Exact name of registrant as specified in its charter)

         BERMUDA                        0-27662                NOT APPLICABLE

(State or other jurisdiction of       (Commission            (I.R.S. Employer
incorporation or organization)        File Number)           Identification No.)


 AMERICAN INTERNATIONAL BUILDING, 29 RICHMOND ROAD, PEMBROKE, HM 08, BERMUDA
--------------------------------------------------------------------------------
                   (Address of principal executive offices)

                                (441) 298-5100
                                --------------
                       (Registrant's telephone number,
                             including area code)




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ITEM 4   CHANGES TO REGISTRANT'S ACCOUNTANTS
--------------------------------------------

    On April 17, 2002 IPC Holdings, Ltd. ("IPC") filed a Form 8-K indicating the decision of its Board of Directors not to propose the re-appointment of Arthur Andersen as its independent auditors to the shareholders at IPC's Annual General Meeting on June 14, 2002. The filing also indicated that the Board of Directors had decided to propose the appointment of KPMG as IPC's independent auditors to serve until the next Annual General Meeting of IPC's shareholders. The decision not to propose the renewal of Andersen's engagement was made by the Board of Directors based upon the recommendation of its Audit Committee. Andersen had served as IPC's independent auditors for the nine years since IPC's formation, during which period management and the Board of Directors believe that they had always adhered to a high standard of professionalism.

    On June 14, 2002 IPC's shareholders resolved to appoint KPMG as IPC's independent auditors, to serve until the next Annual General Meeting of IPC's shareholders. As a result of the shareholders' action, Arthur Andersen was dismissed as IPC's independent auditors and KPMG was appointed IPC's independent auditors, each effective as of June 14, 2002.

    As indicated in IPC's Quarterly Report for the quarter ended March 31, 2002, which was filed on May 2, 2002 following IPC's announcement that its Board of Directors was proposing KPMG as its independent auditors for appointment by the shareholders at the June 14, 2002 Annual General Meeting, IPC was unable to obtain the review of Arthur Andersen of its quarterly financial statements. Thus, although Andersen was not dismissed as independent auditors by the shareholders until June 14, 2002, Andersen effectively performed no auditing work for IPC following completion of its audit of IPC's consolidated financial statements for the year ended December 31, 2001. As previously disclosed in the Quarterly Report, IPC intends to have KPMG review its quarterly financial statements for the quarter ended March 31, 2002 as required by Rule 10-01(d) of Regulation S-X.

    During IPC's two most recent fiscal years ended December 31, 2001 there were no disagreements between IPC and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the matter of the disagreement in connection with their reports. The audit reports of Andersen on IPC's consolidated financial statements as of and for the years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were these opinions qualified or modified as to uncertainty, audit scope or accounting principles.

    During IPC's two most recent fiscal years ended December 31, 2001, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 7   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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(c)  The following exhibit is filed herewith:

Exhibit
Number          Description
------          -----------

16.1     Letter from Arthur Andersen.


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                                    SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 IPC HOLDINGS, LTD.


                                                 By:  /s/ JAMES P. BRYCE
                                                 -----------------------------
                                                     Name: James P. Bryce
                                                     Title: President and
                                                     Chief Executive Officer

Date: June 24, 2002





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                                  EXHIBIT INDEX

Exhibit
Number          Description
------          -----------

16.1            Letter from Arthur Andersen.



















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